Exhibit 99.4

06/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 1,133,414,640.61
Beginning of the Month Finance Charge Receivables:            $    74,061,173.29
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 1,207,475,813.90

Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00

Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00

Discounted Receivables Generated this Period:                 $             0.00

End of the Month Principal Receivables:                       $ 1,092,339,143.74
End of the Month Finance Charge Receivables:                  $    70,392,707.68
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 1,162,731,851.42

Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $   973,166,666.00
End of the Month Seller Amount                                $   119,172,477.74
End of the Month Seller Percentage                                        10.91%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                  RECEIVABLES

      30-59 Days Delinquent                                   $    35,694,909.55
      60-89 Days Delinquent                                   $    24,384,381.82
      90+ Days Delinquent                                     $    53,127,542.42
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06/99                                                                     Page 2

      Total 30+ Days Delinquent                               $   113,206,833.79
      Delinquent Percentage                                                9.74%

Defaulted Accounts During the Month                           $    10,301,962.51
Annualized Default Percentage                                             10.91%

Principal Collections                                             144,915,405.53
Principal Payment Rate                                                    12.79%

Total Payment Rate                                                        13.97%

INVESTED AMOUNTS

      Class A Initial Invested Amount                         $   273,750,000.00
      Class B Initial Invested Amount                         $    26,250,000.00

INITIAL INVESTED AMOUNT                                       $   300,000,000.00

      Class A Invested Amount                                 $   319,375,000.00
      Class B Invested Amount                                 $    30,625,000.00

INVESTED AMOUNT                                               $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            30.88%
PRINCIPAL ALLOCATION PERCENTAGE                                           30.88%

MONTHLY SERVICING FEE                                         $       437,500.00

INVESTOR DEFAULT AMOUNT                                       $     3,181,256.32

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               91.25%

      Class A Finance Charge Collections                      $     7,093,477.25
      Other Amounts                                           $             0.00
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06/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $     7,093,477.25

      Class A Monthly Interest                                $     1,380,631.51
      Class A Servicing Fee                                   $       399,218.75
      Class A Investor Default Amount                         $     2,902,896.39

TOTAL CLASS A EXCESS SPREAD                                   $     2,410,730.60

REQUIRED AMOUNT                                               $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.75%

      Class B Finance Charge Collections                      $       680,196.43
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       680,196.43

      Class B Monthly Interest                                $       136,217.45
      Class B Servicing Fee                                   $        38,281.25

TOTAL CLASS B EXCESS SPREAD                                   $       505,697.73

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     2,916,428.33

      Excess Spread Applied to Required Amount                $             0.00

      Excess Spread Applied to Class A Investor               $             0.00
      Charge Offs

      Excess Spread Applied to Class B Items                  $       278,359.93

      Excess Spread Applied to Class B Investor               $             0.00
      Charge Offs
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06/99                                                                     Page 4

      Excess Spread Applied to Monthly Cash                   $        19,140.63
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account

      Excess Spread Applied to other amounts owed             $             0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     2,618,927.77

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     7,611,555.24

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-1

      Excess Finance Charge Collections Applied to            $             0.00
      Required Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Items

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to            $             0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to            $             0.00
      other amounts owed Cash Collateral Depositor
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06/99                                                                     Page 5

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.20%
      Base Rate (Prior Month)                                              7.12%
      Base Rate (Two Months Ago)                                           7.14%

THREE MONTH AVERAGE BASE RATE                                              7.15%

      Portfolio Yield (Current Month)                                     15.75%
      Portfolio Yield (Prior Month)                                       12.03%
      Portfolio Yield (Two Months Ago)                                    12.51%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.43%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              91.25%

      Class A Principal Collections                           $    40,834,395.21

CLASS B PRINCIPAL PERCENTAGE                                               8.75%

      Class B Principal Collections                           $     3,915,626.92

TOTAL PRINCIPAL COLLECTIONS                                   $    44,750,022.13

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $             0.00
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06/99                                                                     Page 6

CLASS B AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    44,750,022.13
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                         $    45,500,000.00
      Available Cash Collateral Amount                        $    45,500,000.00

INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                      $             0.00
      Class B Interest Rate Cap Payments                      $             0.00

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA,
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       First Vice President